Exhibit 99.1

NEWS RELEASE

For additional information, contact:

Oncor Communications: 877.426.1616

Oncor Files Rate Review to Further Support Critical Investments in Texas

DALLAS (June 26, 2025) — As Texas continues to experience extraordinary growth, Oncor is supporting the state’s energy needs through record construction and maintenance efforts, increased storm recovery efforts, and a continued focus on safety and reliability. Today, Oncor is filing a request for a base rate review to help further support these critical efforts. The filing will be made with the Public Utility Commission of Texas (PUCT) and the 210 cities in the Oncor service area that have original jurisdiction over Oncor’s rates.

“Oncor has been entrusted with the extraordinary responsibility of helping power the unprecedented growth across Texas. We are requesting this rate review as we’re executing on our approximately $36 billion five-year capital plan as we seek to minimize the impacts of increased storms on our customers. These efforts require Oncor to attract, train and maintain the safety of a large and active workforce and obtain materials and equipment on a record scale. Oncor’s construction and maintenance activities currently rely on about 5,500 employees and nearly 9,000 contractors who together help serve our customers,” said Debbie Dennis, Senior Vice President, Chief Customer Officer and Chief HR Officer.

“Our decision to file this request was not made lightly and we have done our best to absorb higher costs for several years,” Dennis continued. “We recognize the potential impacts a rate increase will have on our customers and we do our best to balance these impacts with the company’s ability to continue to meet the needs of our growing state.”

If approved by the PUCT, the new rates would result in an increase of approximately $7 per month for a residential customer using 1,000 kilowatt-hours (kWh) of electricity per month. This represents an approximate 4.7% increase to that customer’s total monthly energy bill.

Oncor’s requested increase to base rates falls primarily into three categories:

•

Recovering Storm-Related Costs: Over the past three years, Oncor experienced an average of 31 major storm events annually, or about one major storm event somewhere in its service territory every 12 days. The largest portion of the requested increase arises from the need to recover costs already spent on storm-related damages over this time. It also increases the amount in rates for storm-related damages as well as other self-insured losses in the future. Approximately 45% of Oncor’s requested increase is for these costs.

•

Adjusting for Rising Costs and Inflation: Oncor’s current rates are primarily based on the wages and other costs as they existed in 2021. Like many Texans, Oncor has seen its costs rise sharply. As of the end of 2024, the national inflation rate for goods and services, as well as the national wage inflation rate, were each up by approximately 13% and Oncor’s insurance premiums were up by over 500% compared to the end of 2021. Interest rates have also significantly increased. While Oncor has absorbed these higher costs since 2021, it is now critical to update rates to reflect current economic realities. These cost increases make up approximately 20% of Oncor’s request.

•

Helping Keep Debt Costs Low: Oncor is executing on the largest investment plan in its history to support Texas’ rapid growth and enhance grid reliability and capacity. To sustain these critical investments, it’s essential to maintain Oncor’s financial stability and creditworthiness to attract capital at competitive rates, which keeps Oncor’s cost of debt lower for ratepayers. Approximately 25% of Oncor’s requested increase is to support this effort.

Rate review proceedings are expected to last at least six to nine months. Oncor intends to ask for a partial interim adjustment of rates to begin to recover some of the increased costs while the case is pending, subject to refund to the final rates approved by the PUCT. Additional information on the rate review and customer updates will be available at Oncor.com/RateCase.

…

About Oncor

Headquartered in Dallas, Oncor Electric Delivery Company LLC is a regulated electricity transmission and distribution business that uses superior asset management skills to provide reliable electricity delivery to consumers. Oncor (together with its subsidiaries) operates the largest transmission and distribution system in Texas, delivering electricity to more than 4 million homes and businesses and operating more than 144,000 circuit miles of transmission and distribution lines in Texas. While Oncor is owned by two investors (indirect majority owner, Sempra, and minority owner, Texas Transmission Investment LLC), Oncor is managed by its Board of Directors, which is comprised of a majority of disinterested directors.

Forward-Looking Statements

This press release contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in this press release, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of Oncor’s business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “expects,” “is expected to,” “will continue,” “is anticipated,” “estimated,” “forecast,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause Oncor’s actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena, including severe weather events, natural disasters or wildfires; cyber-attacks on Oncor or Oncor’s third-party vendors; changes in expected Electric Reliability Council of Texas, Inc. (“ERCOT”) and service territory growth;

changes in, or cancellations of, anticipated projects, including customer requested interconnection projects; physical attacks on Oncor’s system, acts of sabotage, wars, terrorist activities, wildfires, fires, explosions, natural disasters, hazards customary to the industry, or other emergency events; Oncor’s ability to obtain adequate insurance on reasonable terms and the possibility that it may not have adequate insurance to cover all losses incurred by Oncor or third-party liabilities; adverse actions by credit rating agencies; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; interrupted or degraded service on key technology platforms, facilities failures, or equipment interruptions; economic conditions, including the impact of a recessionary environment, inflation, foreign policy and global trade restrictions; supply chain disruptions, including as a result of tariffs, global trade disruptions, competition for goods and services, and service provider availability; unanticipated changes in electricity demand in ERCOT or Oncor’s service territory; ERCOT grid needs and ERCOT market conditions, including insufficient electricity generation within the ERCOT market or disruptions at power generation facilities that supply power within the ERCOT market; changes in business strategy, development plans or vendor relationships; changes in interest rates, foreign currency exchange rates, or rates of inflation; significant changes in operating expenses, liquidity needs and/or capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry and ERCOT trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; changes in technology used by and services offered by Oncor; changes in employee and contractor labor availability and cost; significant changes in Oncor’s relationship with its employees, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and other postretirement employee benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. or foreign capital and credit markets; financial market volatility and the impact of volatile financial markets on investments, including investments held by Oncor’s pension and other postretirement employee benefit plans; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; Oncor’s adoption and deployment of artificial intelligence; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational and financing strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

###